UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

GREEN GIANT INC.

(Exact name of registrant as specified in its charter)

Florida	001-34864	33-0961490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC	723000
(Address of principal executive offices)	(Zip Code)

(+86) 091-62622612
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GGE	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 2, 2023, Green Giant Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with the Nasdaq Listing Rules (the “Rules”) as a result of not having held an annual meeting of stockholders within 12 months of the end of the Company’s fiscal year on September 30, 2022. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market.

The Notice states that, under the Rules, the Company has 45 calendar days to submit a plan to regain compliance with the Rules. The Company intends to submit a plan to regain compliance with the Rules within the required timeframe. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the Company’s fiscal year end, or until March 28, 2024, to regain compliance. The Notice further states that in determining whether to accept the Company’s plan, Nasdaq will consider such things as the likelihood that the annual meeting can be held within the 180-day period, the Company’s past compliance history, the reasons for the delayed meeting, other corporate events that may occur during the review period, the Company’s overall financial condition and its public disclosures. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

Information Concerning Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date of this report, and involve substantial risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of factors, including the Company’s ability to submit a plan of compliance satisfactory to Nasdaq, the Company’s ability to evidence that it can hold an annual meeting of stockholders by March 28, 2024, the Company’s successful appeal of Nasdaq’s rejection of the Company’s plan, and other risks and uncertainties set forth in the Company’s reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2023	Green Giant Inc.

	By:	/s/ Yuhuai Luo
Yuhuai Luo
Chief Executive Officer

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